UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

GUERRILLA RF, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	85-3837067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1196 Pleasant Ridge Road, Suite 5 Greensboro, North Carolina	27409
(Address of principal executive offices)	(Zip Code)

(336) 510-7840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Guerrilla RF, Inc. (formerly known as “Laffin Acquisition Corp.”), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2021, in connection with the completion of the transaction among the Company, Guerrilla RF Operating Corporation (formerly known as Guerrilla RF, Inc.), a privately held Delaware corporation (“ Private Guerrilla RF”), and Guerrilla RF Acquisition Co., a Delaware corporation and a wholly owned subsidiary of the Company (“Acquisition Sub”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization dated as of October 22, 2021 (the “Merger Agreement”). Pursuant to the Merger Agreement, Acquisition Sub merged with and into Private Guerrilla RF, and all of the outstanding stock of Private Guerrilla RF was converted into shares of the Company’s common stock. All of Private Guerrilla RF’s outstanding options were assumed by the Company, with Private Guerrilla RF continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). As a result of the Merger, the Company acquired the business of Private Guerrilla RF and will continue the existing business operations of Private Guerrilla RF as a public reporting company under the name “Guerrilla RF, Inc.” Following the consummation of the Merger, Private Guerrilla RF changed its name to “Guerrilla RF Operating Corporation.”

        The Company is filing this Amendment solely to supplement Item 9.01 of the Prior 8-K to include the unaudited interim financial statements of Private Guerrilla RF as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, and the pro forma financial information described below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Although Private Guerrilla RF is now a direct subsidiary of the Company, for accounting purposes the Merger is treated as a “recapitalization and reverse acquisition” and Private Guerrilla RF is considered the accounting acquirer. Accordingly, as of the closing of the Merger, Private Guerrilla RF’s historical results of operations will replace the Company’s historical results of operations for all periods prior to the Merger and, for all periods following the Merger, the results of operations of both companies will be included in the Company’s financial statements. However, the unaudited interim financial statements of Private Guerrilla RF as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 filed with this Amendment relate to a pre-Merger closing period, and therefore all information presented relates to Private Guerrilla RF on a standalone basis and not to the Company.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited interim financial statements of Private Guerrilla RF as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements as of September 30, 2021 and for the nine months ended September 30, 2021, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1*	Unaudited interim financial statements of Private Guerrilla RF as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.

99.2*	Unaudited pro forma combined financial statements as of September 30, 2021 and for the nine months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: November 12, 2021	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer, Director

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